UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 5, 2007 (July 1, 2007)

Double Eagle Petroleum Co.

(Exact name of registrant as specified in its charter)

Maryland	000-06529	83-0214692

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
777 Overland Trail (P. O. Box 766), Casper, Wyoming 82601
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (307) 237-9330
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
Effective July 1, 2007, Double Eagle Petroleum Co. (the “Company”) entered into a Debt Modification Agreement with American National Bank (the “Modification”) that modifies the parties Commercial Loan Agreement, dated January 3, 2007. The Modification increases the Company’s initial borrowing base on its $50,000,000 line of credit from $25,000,000 to $35,000,000. The Modification also changes certain financial covenants, including the covenant that the Company maintain a balance in stockholders’ equity of $22,500,000, which is now increased to $27,500,000. The Modification is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 3.03 Material Modification to Rights of Security Holders.
Upon issuance of the Company’s 9.25% Series A Cumulative Preferred Stock (“Series A Preferred Stock”) on July 5, 2007, the ability of the Company to declare or pay cash dividends or other distributions on its common stock will be subject to certain restrictions in the event that the Company fails to pay dividends on its Series A Preferred Stock. These restrictions are set forth in the Articles Supplementary establishing the terms of the Series A Preferred Stock, a copy of which is listed as Exhibits 3.1 and 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
On July 5, 2007, the Company announced, in the press release furnished with this Current Report on Form 8-K as Exhibit 99.1, that it has closed its offering of 1,610,000 shares of the Company’s Series A Preferred Stock.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.
Item 9.01. Financial Statements and Exhibits.

3.1, 4.1	Articles Supplementary, filed with the Maryland Department of Assessments and Taxation on June 29, 2007 (incorporated by reference from Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on June 29, 2007).

10.1	Amendment to Debt Modification Agreement, dated as of July 1, 2007.

99.1	Press Release dated July 5, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2007	DOUBLE EAGLE PETROLEUM CO.
	By:	/s/ Stephen Hollis
Stephen Hollis, Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

3.1, 4.1	Articles Supplementary, filed with the Maryland Department of Assessments and Taxation on June 29, 2007 (incorporated by reference from Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on June 29, 2007).

10.1	Amendment to Debt Modification Agreement, dated as of July 1, 2007.

99.1	Press Release dated July 5, 2007.

4